                                                                   Exhibit 99.32
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 FEBRUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   26.76901658             Class 2-A1 ....   $   28.43577222
                  ---------------                               ---------------
Class 1-A2 ....   $   25.58161693             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   18.49922195             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   18.49922208             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    3.07409697
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    3.91665251
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    3.07409530
                  ---------------                               ---------------
Class 1-A8 ....   $    0.64479764             Class 2-B1 ....   $    3.07410133
                  ---------------                               ---------------
Class 1-A9 ....   $    0.64479746             Class 2-B2 ....   $    3.07410323
                  ---------------                               ---------------
Class 1-PO ....   $    1.21930449             Class 2-B3 ....   $    3.07409420
                  ---------------                               ---------------
Class 1-M .....   $    0.64479803             Class 2-B4 ....   $    3.07409639
                  ---------------                               ---------------
Class 1-B1 ....   $    0.64479717             Class 2-B5 ....   $    3.07408217
                  ---------------                               ---------------
Class 1-B2 ....   $    0.64479715
                  ---------------
Class 1-B3 ....   $    0.64480025
                  ---------------
Class 1-B4 ....   $    0.64479508
                  ---------------
Class 1-B5 ....   $    0.64479780

                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $   25.35615636             Class 2-A1 ....   $   21.10200663
                  ---------------                               ---------------
Class 1-A2 ....   $   24.23142729             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   17.52283887             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   17.52283899             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.28126791
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    2.90652304
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A8 ....   $    0.61076542             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.61076525             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

Class 1-PO ....   $    1.15494998             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.74918806           7.50000000%

                                         ---------------           ----------
                    Class 1-A2 ....      $    5.96378270           7.75000000%
                                         ---------------           ----------
                    Class 1-A3 ....      $    5.70710772           7.25000000%
                                         ---------------           ----------
                    Class 1-A4 ....      $    6.69109179           8.50000000%
                                         ---------------           ----------
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                                         ---------------           ----------
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                                         ---------------           ----------
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                                         ---------------           ----------
                    Class 1-A8 ....      $    6.44214171           7.75000000%
                                         ---------------           ----------
                    Class 1-A9 ....      $    6.44214151           7.75000000%
                                         ---------------           ----------
                    Class 1-S .....      $    0.38993025           0.53799226%
                                         ---------------           ----------
                    Class 1-M .....      $    6.44214085           7.75000000%
                                         ---------------           ----------
                    Class 1-B1 ....      $    6.44214198           7.75000000%
                                         ---------------           ----------
                    Class 1-B2 ....      $    6.44214163           7.75000000%
                                         ---------------           ----------
                    Class 1-B3 ....      $    6.44213891           7.75000000%
                                         ---------------           ----------
                    Class 1-B4 ....      $    6.44214139           7.75000000%
                                         ---------------           ----------
                    Class 1-B5 ....      $    6.44214198           7.75000000%
                                         ---------------           ----------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------           ----------

                    Class 2-A1 ....      $    5.00543550           7.25000000%
                                         ---------------           ----------
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                                         ---------------           ----------
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                                         ---------------           ----------
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                                         ---------------           ----------
                    Class 2-A5 ....      $    5.96984094           7.25000000%
                                         ---------------           ----------
                    Class 2-S .....      $    0.48015440           0.65939307%
                                         ---------------           ----------
                    Class 2-M .....      $    5.96984318           0.00000000%
                                         ---------------           ----------
                    Class 2-B1 ....      $    5.96984318           7.25000000%
                                         ---------------           ----------
                    Class 2-B2 ....      $    5.96984516           7.25000000%
                                         ---------------           ----------
                    Class 2-B3 ....      $    5.96985507           7.25000000%
                                         ---------------           ----------

                    Class 2-B4 ....      $    5.96981928           7.25000000%
                                         ---------------           ----------
                    Class 2-B5 ....      $    5.96984004           7.25000000%
                                         ---------------           ----------

     iii) The amount of servicing
          compensation received by                     Pool 1         Pool 2
          the Company during                           ------         ------
          the month preceding the month
          of distribution: ................         63,968.94         21,912.81
                                              ---------------   ---------------

(b)  The amounts below are for the
     aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances: Number of Mortgage
          Loans: ..........................   $310,758,912.77   $102,132,304.22
                                              ---------------   ---------------
                                                         1079               339
                                              ---------------   ---------------

     v)   The Class Certificate
          Principal Balance of each
          Class and the Certificate
          Principal Balance of a Single
          Certificate of each Class
          after giving effect to all
          distributions allocable to
          principal made on such
          Distribution Date and the
          allocation of Realized Losses
          (separately identified), if
          any, as of such Distribution
          Date:


                                           Aggregate               Single
                                       Principal Balance     Certificate Balance

                    Class 1-A1 ....      $ 45,780,360.47               893.10
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 53,739,483.18               897.84
                                         ---------------      ---------------
                    Class 1-A3 ....      $  7,832,243.53               926.13
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 28,119,949.17               926.13
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00

                                         ---------------      ---------------
                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 26,674,658.13               996.85
                                         ---------------      ---------------
                    Class 1-A9 ....      $  7,382,656.98               996.85
                                         ---------------      ---------------
                    Class 1-S .....      $279,378,627.08               950.71
                                         ---------------      ---------------
                    Class 1-PO ....      $    933,357.05               994.93
                                         ---------------      ---------------
                    Class 1-M .....      $  5,676,053.05               996.85
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,243,743.70               996.85
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,054,181.21               996.85
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,621,871.84               996.85
                                         ---------------      ---------------
                    Class 1-B4 ....      $    972,923.75               996.85
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,460,430.71               996.85
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 33,002,866.42               800.05
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,679,352.90               985.04
                                         ---------------      ---------------
                    Class 2-S .....      $ 95,424,698.15               919.87
                                         ---------------      ---------------
                    Class 2-PO ....      $    233,784.07               979.53
                                         ---------------      ---------------
                    Class 2-M .....      $  1,633,192.29               985.04
                                         ---------------      ---------------
                    Class 2-B1 ....      $    816,596.15               985.04
                                         ---------------      ---------------
                    Class 2-B2 ....      $    763,404.11               985.04
                                         ---------------      ---------------
                    Class 2-B3 ....      $    271,870.37               985.04
                                         ---------------      ---------------
                    Class 2-B4 ....      $    163,516.23               985.04
                                         ---------------      ---------------
                    Class 2-B5 ....      $    435,721.68               985.04
                                         ---------------      ---------------

     vi)  The following pertains to any
          real estate acquired on behalf          Pool 1             Pool 2
          of Certificateholders:                  ------             ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of
          Mortgage Loans included in the
          Principal Balance
          set forth above .................   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate
          Principal Balances of
          delinquent Mortgage Loans, as
          of the opening of business on
          the related Determination
          Date,

                                                    Loans      Principal Balance
                                                    -----      -----------------

          Pool 1...........................
          *(1) *30-59 days ................                 4   $    993,065.10
                                              ---------------   ---------------
           (2) 60-89 days .................                 0   $          0.00
                                              ---------------   ---------------
           (3) 90 days or more ............                 0   $          0.00
                                              ---------------   ---------------
           (4) in foreclosure .............                 0   $          0.00
                                              ---------------   ---------------

          Pool 2...........................
          *(1) 30-59 days .................                 3   $  1,075,966.76
                                              ---------------   ---------------
           (2) 60-89 days .................                 0   $          0.00
                                              ---------------   ---------------
           (3) 90 days or more ............                 1   $    239,610.74
                                              ---------------   ---------------
           (4) in foreclosure .............                 0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of

          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.537992%
                                            ---------------
              Class 2-S Certificates: ...          0.659393%
                                            ---------------

                                                    Pool 1            Pool 2
                                                    ------            ------

          xi) Senior Percentage ...........       94.56417800%      96.02646000%
                                              ---------------   ---------------

          xii) Group I Senior Percentage ..       83.69288300%      88.55536100%
                                              ---------------   ---------------

          xiii) Group II Senior Percentage        10.87129500%       7.47109900%
                                              ---------------   ---------------

          xiv) Senior Prepayment Percentage      100.00000000%     100.00000000%
                                              ---------------   ---------------

          xv) Group I Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------

          xvi) Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------

          xvii) Junior Percentage .........        5.43582200%       3.97354000%
                                              ---------------   ---------------

         xviii) Junior Prepayment Percentage       0.00000000%       0.00000000%
                                              ---------------   ---------------

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution

Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.